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                                                                    Exhibit 10.9



                                  FORM 53-901F

               Section 85 (1) -- Securities Act (British Columbia)
                        (or the equivalent thereof under
                   Canadian Provincial Securities Legislation)

1.       REPORTING ISSUER

         Ivanhoe Mines Ltd. ("Ivanhoe")
         World Trade Centre
         Suite 654 - 999 Canada Place
         Vancouver, British Columbia
         V6C 3E1

2.       DATE OF MATERIAL CHANGE

         November 1, 2003

3.       PRESS RELEASE

         Date of Issuance:     November 3, 2003
         Place of Issuance:    Vancouver, British Columbia

4.       SUMMARY OF MATERIAL CHANGE

         Ivanhoe has reached an agreement with BHP Minerals International Exploration Inc. ("BHP") to purchase BHP's 2% net smelter returns royalty (the "BHP Royalty") in respect of the Oyu Tolgoi copper and gold project in Mongolia (the "Oyu Tolgoi Project").

5.       FULL DESCRIPTION OF MATERIAL CHANGE

         On November 1 2003 Ivanhoe entered into an agreement with BHP to purchase the BHP Royalty. The purchase price is US$37 million, payable in two installments. The first installment of US17 million must be paid on or before November 7, 2003. The second installment of US$20 million must be paid on or before February 5, 2004.

         The BHP Royalty arose under the terms of an earn-in agreement dated May 5, 2000 between BHP and Ivanhoe. BHP received the BHP Royalty when Ivanhoe earned its 100% participating interest in the Oyu Tolgoi Project. The BHP Royalty represents BHP's only remaining interest in the Oyu Tolgoi Project.

6.       RELIANCE ON SECTION 85(2) OF THE ACT

         Not applicable



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7.       OMITTED INFORMATION

         Not applicable

8.       SENIOR OFFICER

         For further information please contact:

         Beverly Bartlett
         Ivanhoe Mines Ltd.
         Suite 654 - 999 Canada Place
         Vancouver, British Columbia
         V6C 3E1

         Telephone:  (604) 688-5755

9.       STATEMENT OF SENIOR OFFICER

         The foregoing accurately discloses the material change referred to herein.

         DATED at Vancouver, British Columbia this 6th day of November, 2003.


         IVANHOE MINES LTD.



         Per:       "Beverly Bartlett"
                  --------------------------------------------
                   Beverly Bartlett
                   Corporate Secretary